Exhibit 99.1

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Searchable text section of graphics shown above

[LOGO]

[GRAPHIC]

Building Shareholder Value – The Next Chapter

Investor Day

May 12, 2005

New York

This presentation contains certain statements related to future results, or states our intentions, beliefs and expectations or predictions for the future which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors.

Potential factors that could impact results include: general economic conditions in different countries in which we do business around the world, changes in global equity and fixed income markets that could affect the return on invested assets, fluctuations in exchange and interest rates that could influence revenue and expense, rating agency actions that could affect our ability to borrow funds, funding of our various pension plans, changes in the competitive environment, changes in commercial property and casualty markets and commercial premium rates that could impact revenues, changes in revenues and earnings due to the elimination of contingent commissions, other uncertainties surrounding a new compensation model, the impact of regulatory investigations brought by state attorneys general and state insurance regulators related to our compensation arrangements with underwriters and related issues, the impact of class actions and individual lawsuits including client class actions, securities class actions, derivative actions, and ERISA class actions, the cost of resolution of other contingent liabilities and loss contingencies, and the difference in ultimate paid claims in our underwriting companies from actuarial estimates.

Further information concerning the Company and its business, including factors that potentially could materially affect the Company’s financial results, is contained in the Company’s filings with the Securities and Exchange Commission.

[GRAPHIC]

Building Shareholder Value – The Next Chapter

Investor Day

May 12, 2005

New York

INTRODUCTION

•                  Aon has a compelling and unique opportunity for value creation and we are committed to the change required to capture it

•                  Risk management industry represents a significant opportunity that incumbents have failed to capture

•                  In this context, Aon has underperformed, particularly considering our distinctive assets

•                  Early game plan focuses on 4 themes

Improving performance

Delivering distinctive client value	Extending our position

Strengthening our foundation

TOPICS

1. Industry view

2. Aon position

3. Beginning the next chapter

1.  INDUSTRY VIEW – SUMMARY

KEY POINTS

Risk Management Brokerage	•	Favorable demand/supply characteristics
	•	Success requires distinctive assets and superior capability
	•	Change driven by regulatory pressure necessary but not sufficient
	•	Winners will win big . . . average performance more challenging

Human Resource Consulting	•	Strong growth characteristics
	•	Innovation and capability critical
	•	Talent matters

Specialized Underwriting	•	Good growth potential for specific areas
	•	Excellent operators yield good returns
	•	Real barriers to entry

FUNDAMENTAL ADVICE IS CRUCIAL AND HIGHLY LEVERAGED

Dollars	CLIENT PROPERTY EXAMPLE

[CHART]

* Physical assets and interruption exposure

THE INSURABLE RISKS ARE EXPANDING

E&O		Internet security

Workers’ comp.		Terrorism

Crime		D&O
[CHART]
Marine		Employer liability

Casualty

Property

LONGER-TERM ADDITIONAL OPPORTUNITIES EXIST

TRADITIONAL RISKS		NON-TRADITIONAL RISKS

		•	Human capital		•	Clients can manage their risks better

		•	Reputation		•	Requires talent, information, technology, and
intellectual capital
+		•	Liquidity	=

		•	Regulatory

		•	Etc.

•	Property

•	Casualty

•	E&O

•	D&O

•	Terrorism

•	Etc.

REGULATORY-DRIVEN CHANGES NECESSARY BUT NOT SUFFICIENT

•                  Forces transparency

•                  Illuminates value vs. cost trade-off

•                  Average performance gets worse

•                  Compliance is necessary and critical BUT do not confuse it with distinctive client value added

WINNERS WILL HAVE DISTINCTIVE ASSETS AND SUPERIOR CAPABILITY

•                  Focus on basics of client relationship

•                  Deep talent across products, industries, geographies

•                  Global servicing platform and network

•                  Technology and risk advice tools

•                  Transparency and clarity for clients on value vs. cost

•                  Efficient operating platform

CONSULTING IS GROWING WITH SUCCESS DRIVEN BY INNOVATION AND CAPABILITY

•                  $13 billion HR consulting industry growing at 4%

•                  Growth in consulting, healthcare, executive compensation, and emerging practices

•                  Clients more sophisticated and demand more value

•                  Outsourcing has potential, but economics are challenged

SPECIALIZED UNDERWRITING IS AN ATTRACTIVE SEGMENT

•                  Less exposed to overall industry cycles

•                  Acquisition cost management is critical

•                  Client relationships and persistency are key profit drivers

•                  Best performers systematically drive down costs

•                  Scale, sales force and expertise present effective entry barriers

2.  AON POSITION – SUMMARY

KEY POINTS

Operating Performance	•	Distinctive assets
	•	Distinctive capability
	•	Disappointing execution

Financial Performance	•	Historical financial results unacceptable
	•	Improved 1Q 2005 results driven by discontinued operations and expense program
	•	Strong cash flow and balance sheet position

AON STRENGTHS

•                  We have some of the best product, placement, and client service talent in the industry

•                  We have thousands of established client relationships

•                  We have global reach with our leading network that allows us to find the best solutions/provide the best service to our clients

•                  We have several growth engines

[GRAPHIC]

Asset-rich institution

AON IS A LEADER

[GRAPHIC]

•                  Risk management, insurance, and reinsurance brokerage

•                  No. 2 global insurance broker

•                  No. 1 global reinsurance broker

•                  No. 1 global manager of captive insurance companies

•                  Leader in Affinity insurance programs

•                  Human capital consulting

•                  No. 2 U.S. employee benefits consultant

•                  No. 3 global employee benefits consultant

•                  A leader in supplemental health and warranty insurance

•                  Geographic and relationship reach

•                  Over 47,000 employees in over 120 countries

•                  Provider to over 60% of the 1,500 largest commercial enterprises

AON HAS A DISTINCTIVE GLOBAL BUSINESS NETWORK

[GRAPHIC]

WE HAVE SEVERAL GROWTH ENGINES	EXAMPLES

REVENUE:  $ Millions

International Retail	Captive Management	Affinity

[CHART]	[CHART]	[CHART]

[GRAPHIC]

•                  Delivery of distinctive capabilities

•                  Strong margins

•                  World-class talent

AON CHALLENGES

•                  Global company that does not consistently act globally

•                  Need for greater operational discipline around cost and pricing

•                  Need for greater clarity and accountability with linkage to compensation

[GRAPHIC]

Compelling opportunity, but will take time to improve

2.  AON POSITION

KEY POINTS

Operating Performance	•	Distinctive assets
	•	Distinctive capability
	•	Disappointing execution

Financial Performance	•	Historical financial results unacceptable
	•	Improved 1Q 2005 results driven by discontinued operations and expense program
	•	Strong cash flow and balance sheet position

FINANCIAL MANAGEMENT – WHAT YOU CAN EXPECT

•                  Continued discipline with respect to operating expenses and investment spending

•                  Continued focus of resources on profitable and strategically core businesses

•                  Continued movement to enhancing financial and business metric disclosures

•                  More cash flow directed to pension funding

FINANCIAL RESULTS HAVE BEEN DISAPPOINTING . . .

EARNINGS PER SHARE

[CHART]

. . . EVEN WHEN ADJUSTED FOR SPECIAL ITEMS . . .

ADJUSTED EARNINGS PER SHARE*

[CHART]

*                 Excludes Transformation, WTC, NY and related settlements, spin-off costs, and corporate revenue

. . . WHICH IS REFLECTED IN STOCK PRICE PERFORMANCE

TOTAL RETURN INDEXED TO 100 – JANUARY 1, 2000

[CHART]

FIRST QUARTER 2005 EPS IS UP DESPITE REVENUE CHALLENGES

	3 months ended March 31
$ Millions (except EPS)	2005	2004
Revenue	$2,511	$2,564

Expenses
General expenses	1,702	1,777
Benefits to policyholders	393	383
All other	103	104
Total expenses	2,198	2,264

Income from continuing operations before tax	313	300
Provision for income tax (36% in 2005 and 2004)	113	108
Income from continuing operations	200	192
Loss from discontinued operations, net of tax	—	(22)
Net income	$200	$170

Diluted net income per share
Income from continuing operations	$0.59	$0.58
Discontinued operations	—	(0.07)
Net income	$0.59	$0.51

EXPENSES ARE DOWN DUE TO ONE-TIME AND ONGOING CHANGES

[CHART]

RISK AND INSURANCE BROKERAGE SERVICES

	3 months ended March 31
$ Millions	2005	2004
Operating revenue	$1,372	$1,450
Investment income	27	14
Total revenue	1,399	1,464

Total expenses	1,156	1,221
Income from continuing operations before tax	$243	$243

Margin	17.4%	16.6%
Organic growth	-5%	3%
Organic growth excl. contingent commissions	-3%	3%

CONSULTING

	3 months ended March 31
$ Millions	2005	2004
Operating revenue	$308	$301
Investment income	1	—
Total revenue	309	301

Total expenses	283	275

Income from continuing operations before tax	$26	$26

Margin	8.4%	8.6%
Organic growth	-1%	1%
Organic growth excl. contingent commissions	0%	2%

INSURANCE UNDERWRITING

	3 months ended March 31
$ Millions	2005	2004
Premiums and fees	$753	$750
Investment income	36	31
Total revenue	789	781

Expenses
Benefits to policyholders	393	383
Other expenses	328	345
Total expenses	721	728

Income from continuing operations before tax	$68	$53

Margin	8.6%	6.8%
Organic growth	-3%	3%

WE ARE BUILDING A TRACK RECORD OF DELIVERING ON COMMITMENTS

•                  Greater transparency of financial data

•                  Subsegment revenue disclosure

•                  Enhanced 10Q/10K disclosure

•                  Today’s presentation

•                  Divest low-margin, non-core businesses

•                  Premier Portfolio (3Q 2003)

•                  U.K. Claims Businesses (1Q 2004)

•                  Proudfoot (1Q 2004)

•                  Cambridge Integrated Services (4Q 2004)

•                  U.K. Reinsurance 3rd Party Claims Handling (3Q 2004)

STRONG AND SUSTAINED CASH FLOW . . .

CASH FLOW FROM OPERATIONS:  $ Millions

[CHART]

. . . SUPPORTING SIGNIFICANT BUSINESS INVESTMENTS WHICH ARE LARGELY COMPLETE . . .

NET CASH OUTFLOW FOR ACQUISITIONS AND CAPITAL EXPENDITURES: $ Millions

[CHART]

. . . AS WELL AS BALANCE SHEET DELEVERAGING

[CHART]

DEBT AND PREFERRED:	DEBT/EQUITY:
$ Million	Percent

INCREASING USE OF FREE CASH FLOW FOR PENSION PLANS . . .

(-OVER)/UNDER FUNDED: $ Millions

[CHART]

. . . WHICH HAVE CREATED A DRAG ON OUR MARGINS, PARTICULARLY IN BROKERAGE

PENSION PLANS EXPENSE IMPACT – BROKERAGE SEGMENT: $ Millions

[CHART]

Percent of brokerage revenue	-0.1%	-0.2%	0.9%	2.8%	3.4%

FINANCIAL MANAGEMENT – WHAT YOU CAN EXPECT

•                  Continued discipline with respect to operating expenses and investment spending

•                  Continued focus of resources on profitable and strategically core businesses

•                  Continued movement to enhancing financial and business metric disclosures

•                  More cash flow directed to pension funding

3.  BEGINNING THE NEXT CHAPTER

KEY POINTS

Immediate Opportunities	• 7 high-impact opportunities to drive organic growth and margins

Operating Game plan	• 4 themes • Delivering distinctive client value • Improving performance • Extending our position • Strengthening our foundation

• Rigorous measurement and metrics

WE HAVE 7 HIGH-IMPACT OPPORTUNITIES TO DRIVE ORGANIC GROWTH AND MARGINS

1                 Build on momentum in operational excellence

2                 Improve performance in consulting businesses

3                 Improve performance in underwriting businesses

4                 Grow position in global reinsurance

5                 Improve U.S. retail performance

6                 Leverage platform in Asia-Pacific region

7                 Drive success in the global large corporate marketplace

1.  OPERATIONAL EXCELLENCE

WE UNDERSTAND THE OPERATIONAL OPPORTUNITIES . . .

COST BREAKDOWN – 2004:

100% = $9.1 billion

[CHART]

Note: Excludes NY and related settlements

•                  Staff costs >50%

•                  Opportunities through tighter management

•                  Opportunities through leverage spending

. . . AND EARLY PROGRESS IS DEMONSTRATED IN EXPENSE REDUCTION . . .

TOTAL AON:  Percent reported expense growth vs. prior year*

[CHART]

*                 Excludes Transformation, WTC, NY and related settlements

. . . FTE REDUCTION . . .

Number of FTEs

[CHART]

. . . AND COMPENSATION

•                  Aggressively managing head count through attrition and hiring discipline

•                  Modifications to incentive programs

•                  Better alignment with performance and growth

•                  All plans have an overall Aon component

•                  20% of significant awards paid in 3-year restricted stock

•                  Modifications to benefit programs

•                  Modified 401(k) – $18 million in savings

•                  Closing all major defined-benefit programs

•                  Modified U.S. medical plan to mitigate cost increase

WE ARE RATIONALIZING ALL EXPENSE CATEGORIES …

TECHNOLOGY EXAMPLE

TOTAL EXPENSES:

100% = $9.1 billion

[CHART]

IT EXPENSE – 2004:
$ Millions

	Brokerage and risk services	Consulting	Underwriting	Corporate	Total
International	150	16	6	—	172

U.K.	158	16	11	—	185

North America	262	116	76	—	454

Corporate	—	—	—	25	25

Total	570	148	93	25	836

. . . AND ARE MAKING PROGRESS

•                  Infrastructure outsourcing:  U.K. successful, U.S. in process

•                  Exploring outsourcing/offshoring of certain application support and development activities

•                  Leverage applications across businesses and geographies

•                  Client-facing technology being deployed worldwide

•                  Leverage investment in core processing systems

•                  Common support tools

•                  Standardize HR and Finance systems

ACTIONS GOING FORWARD TO DRIVE ORGANIC GROWTH AND MARGINS

Delivering distinctive client value	Improving performance	• Further opportunity in:
• Sourcing/procurement
• IT
• Real estate
• Tax
• Compensation

	Extending our position	• Optimize opportunities across business units

	Strengthening our foundation	• More discipline and regular reporting of initiatives and metrics
• Investment in financial systems
• Attract, develop, and retain the best talent

2. CONSULTING

OUR CONSULTING BUSINESS IS STRONG BECAUSE OUR VALUE ADDED IS DISTINCTIVE

AON TOTAL REVENUES – 2004:
100% = $10.2 billion

[CHART]

•                  Range of consulting services

•                  Global presence

•                  Changing industry and demand

•                  Promising “next level” practices

•                  Strategic focus

CONSULTING HAS MANY PRACTICES WITH SIGNIFICANT OPPORTUNITIES

REVENUE – 2004: $ Millions		OPPORTUNITY

Medium

Medium/low

High/competitive

High/medium
[CHART]
High

Medium/low

High

–

ACTIONS GOING FORWARD TO DRIVE ORGANIC GROWTH AND MARGINS

Delivering distinctive client value	Improving performance	• Continue to expand service lines
• Employee benefits
• Compensation
• Communication
• HR consulting

	Extending our position	• Further develop new services
• Offer integrated services and solutions
• Retirement/outsourcing
• Health and welfare/outsourcing
• Absence management
• Global offerings

	Strengthening our foundation	• Reduce IT redundancy
• Measure and manage client profitability
• Attract, develop, and retain the best talent

3. UNDERWRITING

WE ARE CONTINUING TO DRIVE VALUE IN OUR WARRANTY BUSINESS

AON TOTAL REVENUES – 2004:
100% = $10.2 billion

[CHART]

•                  Diversified warranty products – extended warranties for consumer goods:

•                  Autos

•                  Electronics

•                  Personal computers

•                  Distribute and market with warranty sale:

•                  Specialty credit

•                  Life

•                  Disability insurance

•                  Channels:

•                  Auto dealers

•                  Affinity groups

•                  Brokers and independent agents

•                  Retailers

OUR WARRANTY BUSINESS HAS GEOGRAPHIC DIVERSIFICATION

PERCENT OF 2004 REVENUES

[CHART]

WE ARE CONTINUING TO DRIVE VALUE IN COMBINED INSURANCE COMPANY

AON TOTAL REVENUES – 2004:
100% = $10.2 billion

[CHART]

•                  Supplemental insurance market

•                  Accident, health and life

•                  Mainly in rural markets

•                  Sells through exclusive/captive agents to middle-income customers

•                  Outlook for supplemental market is attractive

OUR COMBINED INSURANCE COMPANY HAS GEOGRAPHIC DIVERSIFICATION

PERCENT OF 2004 REVENUES

[CHART]

ACTIONS TO DRIVE ORGANIC GROWTH AND MARGINS IN COMBINED INSURANCE COMPANY

Delivering distinctive client value	Improving performance	• Increase cross-sell in domestic market which is more mature
• Expand in international markets that provide greater premium growth and higher margins

	Extending our position	• Optimize distribution through our 7 separate channels
• Maintain our unique position

	Strengthening our foundation	• “Back-to-basics” program
• Strong expense discipline
• Attract, develop and retain the best talent

4. REINSURANCE AND RELATED SERVICES

REINSURANCE IS AMONG OUR STRONGEST BUSINESSES

AON TOTAL REVENUES – 2004:
100% = $10.2 billion

[CHART]

•                  World’s largest reinsurance broker

•                  World’s largest manager of captive insurance companies

•                  Strong presence in all major geographies

•                  Over 2,800 employees worldwide

STRONG MARKET POSITION SUPPORTS FINANCIAL RESULTS

REVENUE: $ Millions

[CHART]

EXPANSION OPPORTUNITY EXISTS IN THE EUROPEAN REINSURANCE MARKET

EUROPEAN COUNTRY EXAMPLE

• SHARE OF MARKET	• MARKET BREAKDOWN

[CHART]	[CHART]

Source: Company estimates

EXPANSION OPPORTUNITY EXISTS IN THE ASIAN MARKET

ASIAN COUNTRY EXAMPLE

• SHARE OF MARKET	• MARKET BREAKDOWN

[CHART]	[CHART]

Source: Company estimates

REINSURANCE BALANCE OF POWER SHIFTING

CAPITAL BASE OF LARGEST 25 REINSURANCE GROUPS: $ Billions

[CHART]

OUR CORE STRENGTHS

Reinsurance

•                  Leading reinsurance player in many markets

•                  Long-standing distinctive relationships

•                  Outstanding talent

•                  Analytical services and tools

Captive

•                  World’s leading captive manager – 26% share

•                  Alternative capacity

•                  Transfer price containment in incomplete layers and other solutions

•                  Analytical services, ART solutions, captive facilities, finance consulting

ACTIONS GOING FORWARD TO DRIVE ORGANIC GROWTH AND MARGINS

Delivering distinctive client value	Improving performance	• Continue/increase global coordination
• Align expense structures

	Extending our position	• Client advisory services
• Actuarial services
• Accounting, claims, and systems guidance
• Captive management services
• Further penetrate direct markets

	Strengthening our foundation	• Maintain leadership position
• Attract, develop, and retain the best talent

5. U.S. RETAIL

WE ARE REFOCUSING TO DELIVER VALUE

AON TOTAL REVENUES – 2004:

100% = $10.2 billion

[CHART]

•      Good performance in selected units, but overall underperformance

•      Second largest retail broker in U.S. with >18,000 commercial clients

•      Loss of contingent commissions has further pressured margins

•      Strategies

•      Segmentation

•      Revitalize sales

•      Client profitability

•      Cost reduction/improved execution

•      Capitalizing on unique opportunities

WE HAVE SELECTED GROWTH ENGINES

U.S. PRACTICE GROUP REVENUE: $ Millions	EXAMPLES

Financial Services Group	Construction Services Group

[CHART]	[CHART]

•      Delivery of distinctive capabilities for clients

•      Strong margins

•      World-class talent

WE ARE REFINING OUR SEGMENTATION

•      Global Large Corporate (GLC)

•      Strategic Risk Offices (SROs)

•      12 SROs

•      Predominately accounts > $250 thousand in Aon revenue

•      Commercial Risk Offices (CROs)

•      40 smaller offices

•      Predominately mid-market accounts

•      Blended office approach with Aon Consulting for Health and Welfare businesses

ACTIONS GOING FORWARD TO DRIVE ORGANIC GROWTH AND MARGINS

	Improving	• Segmentation
	performance	• Revitalize sales
• Reduction of any redundant/inefficient expense

Delivering	Extending our position	• Large Global Corporate strategy
distinctive		• Closer link with consulting
client value		• Capitalizing on unique opportunities

	Strengthening	• Client profitability
	our foundation	• Time tracking
• Attract, develop, and retain the best talent

6. ASIA-PACIFIC

ASIA-PACIFIC IS AMONG OUR FASTEST GROWING GEOGRAPHIES

AON TOTAL REVENUES – 2004:

100% = $10.2 billion

[CHART]

•      Fastest growing economies which attract the world’s highest foreign direct investment

•      A history of success – 5 years of profitable growth

•      No. 1 broker in the region with a highly cohesive management team

JAPAN

[GRAPHIC]

REVENUES FOR ALL PRODUCTS:

$ Millions

[CHART]

Market position

•      Japan is headquarters to 254 of the largest 1,500 companies in the world

•      Largest non-life insurance market outside of U.S.

•      Significant opportunity for value-added broker

•      Key elements of strategy

•      Leveraging Aon’s Japanese business outside Japan

•      Clear focus on different segments

•      Strong Affinity business base

•      Acquisition strategy

CHINA

[GRAPHIC]

Market position

•      Very high FDI will continue to drive growth … these are our clients and they are doing business here

•      Domestic Chinese corporations also growing rapidly and in turn are increasingly investing overseas

•      Aon is 1st foreign broker licensed in China

•      Dominant broker in energy, power, infrastructure, underdeveloped liability market

ACTIONS GOING FORWARD TO DRIVE ORGANIC GROWTH AND MARGINS

	Improving	• Ensure global support for large multi-national/domestics –
	performance	design and placement expertise

Delivering	Extending our position	• Continue to focus as growth opportunity
distinctive		• Will invest for profitable growth
client value

	Strengthening	• Continue investing in people/relationships
	our foundation	• Differentiate and leverage best practices
• Attract, develop, and retain the best talent

7. GLOBAL LARGE CORPORATE

LARGE SEGMENT IS A MAJOR OPPORTUNITY

TOP 1,500 GLOBAL COMPANIES BY SALES

[CHART]

•      60%+ penetration of the top 1,500 companies

•      High penetration in some major countries

•      Establishment of Global Large Corporate unit

•      Key enablers

•      Strategic Account Management

•      Global Business Units

•      Global Practice Groups

•      Design and Placement

INTEGRATED ACCOUNT PLANNING AND CLIENT RELATIONSHIP MANAGEMENT CRITICAL

•      Increasingly broad relationships with clients

•      Multi-product

•      Multi-country

•      Integrated account planning and structured client relationship management should allow Aon to capture the increased opportunities

WE ALSO HAVE THE NECESSARY ASSETS

STRATEGIC ACCOUNT	GLOBAL BUSINESS	GLOBAL PRACTICE
MANAGEMENT (SAM)	UNIT (GBU)	GROUPS (GPG)

• Focused on large global segment	• Services our international	• Key industries, products, services
	accounts	and processes
• Model offers:
• Knowledgeable professionals	• Specially trained professionals	• Share information and best
• Client coordination		practices
• Innovative solutions	• 400 GBU offices worldwide that
• Access to Aon’s capabilities	work with global parent companies	• Further develop our global
• Enterprise-wide reward	and 16,000 subsidiaries	expertise

INCREASINGLY BROAD RELATIONS: MULTI-COUNTRY

REVENUE:
$ Thousands

Company	Actual 2004	Budget 2005
A	2,757	2,539
B	3,008	3,007
C	2,168	1,911
D	5,280	5,335
E	9,293	9,461
F	7,913	8,210
G	7,851	7,808

Country	Actual 2004	Budget 2005
Germany	4,256	4,142
United Kingdom	894	894
Netherlands	490	489
France	403	426
Italy	195	219
Belgium	168	256
Turkey	160	105
Saudi Arabia	150	144
United States	135	135
South Africa	94	71
Australia	72	98
Spain	64	67
Malaysia	62	36
Hong Kong	60	36
Czech Republic	57	58
Thailand	56	12
Sweden	55	36
China	50	69
Other (29 countries)	430	515

INCREASINGLY BROAD RELATIONS: MULTI-PRODUCT

REVENUE:
$ Thousands

Company	Actual 2004	Budget 2005
A	1,908	2,015
B	3,008	3,007
C	2,168	1,911
D	5,280	5,335
E	9,293	9,461
F	7,913	8,210
G	7,848	7,807

Product		Budget 2005
Retail	Property	953
	Motorcars (incl. Auto Fleet Handling)	738
	Other retail products	76
	Hull	31
	Liability/Casualty	11
	Financial Insurances (D&O, etc.)	6
	Trade Credit	2
	Transport (Cargo)	2
	Construction All Risks	1
Consulting	Pension, broking and consulting	139
	Other consulting products	47
	HR outsourcing	8
	Health and Welfare, broking and cons.	1
	International Benefits	0
	Pension, administration	0

ACTIONS GOING FORWARD TO DRIVE ORGANIC GROWTH AND MARGINS

	Improving	• Global Large Corporate unit
	performance	• Expansion of SAM model
• Structured global account management

Delivering	Extending our position	• Advice-based insight
distinctive		• Global design and placement
client value

	Strengthening	• Sales tracking tool
	our foundation	• Attract, develop and retain the best talent

3.  BEGINNING THE NEXT CHAPTER

KEY POINTS

Immediate Opportunities	• 7 high-impact opportunities to drive organic growth and margins

Operating Game plan	• 4 themes
• Delivering distinctive client value
• Improving performance
• Extending our position
• Strengthening our foundation

• Rigorous measurement and metrics

FOCUS OVER NEXT 3 YEARS

Focus on client value	Improve performance

Reposition Aon

Strengthen the foundation

SUMMARY

•      Aon has a compelling and unique opportunity for value creation and we are committed to the change required to capture it

•      Risk management industry represents a significant opportunity that incumbents have failed to capture

•      In this context, Aon has underperformed, particularly considering our distinctive assets

•      Early game plan focuses on 4 themes